                                                                   EXHIBIT 10.11
               SECOND AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS



      THIS SECOND AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS (this Amendment) dated as of December 30, 1998 is by and among CENTENNIAL HEALTHCARE CORPORATION, a Georgia corporation (the Lessee or the Construction Agent); the various parties listed on the signature pages hereto as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement referenced below, individually, a Guarantor and collectively, the Guarantors); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually but solely as the Owner Trustee under the Centennial Real Estate Trust 1998-1 (the Owner Trustee or the Lessor); the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the Centennial Real Estate Trust 1998-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a Holder and collectively, the Holders); the various banks and other lending institutions listed on the signature pages hereto as lenders with respect to the Centennial Real Estate Trust 1998-1 (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a Lender and collectively, the Lenders); FIRST UNION CAPITAL MARKETS, A DIVISION OF WHEAT FIRST SECURITIES, INC., a Virginia corporation, as syndication agent (the Syndication Agent); and NATIONSBANK, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the Agent). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).

                              W I T N E S S E T H

      WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of July 29, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the Participation Agreement), certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of July 29, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the Credit Agreement), certain of the parties to this Amendment are parties to that certain Trust Agreement dated as of July 29, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the Trust Agreement), certain of the parties to this Amendment are parties to that certain Security Agreement dated as of July 29, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the Security Agreement), certain of the parties to this Amendment are parties to that certain First Amendment to Certain Operative Agreements dated as of October 23, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the First Amendment) and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $70 million synthetic lease facility (the Facility) that has been established in favor of the Lessee;

      WHEREAS, the Lessee has requested certain modifications to the Participation Agreement, the Credit Agreement, the Trust Agreement, the Security Agreement and the other Operative Agreements in connection with the Facility;

      WHEREAS, the Financing Parties which are signatories hereto have agreed to the requested modifications on the terms and conditions set forth herein;

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1.   Participation Agreement.

           (a) Section 5.16 is added to the Participation Agreement as follows:

                5.16.Lender Commitments and Holder Commitments Constituting the
                     Flatley Commitment are Available Solely for Advances regarding the Flatley Property.

                     Notwithstanding any other provision of any Operative
                Agreement, (a) those portions of the Lender Commitments and Holder Commitments which constitute the Flatley Commitment are available solely for Advances regarding the Flatley Property and
                (b) all Advances regarding the Flatley Property shall be made with the Tranche A Lenders funding eighty-six percent (86%) of such amount from the aggregate Flatley Commitment, the Tranche B Lenders funding eleven percent (11%) of such amount from the aggregate Flatley Commitment and the Holders funding three percent (3%) from the aggregate Flatley Commitment. Each Advance requested by the Construction Agent regarding the Flatley Property shall be set forth in a Requisition that does not include any entry for any Property other than the Flatley Property.

           (b) Section 10.1 of the Participation Agreement is amended by deleting the first two sentences thereof and replacing them with the following:

                     Each Lender may participate, assign or transfer all or a
                portion of its interest hereunder and under the other Operative Agreements in accordance with Sections 9.7 and 9.8 of the Credit Agreement; provided, each participant, assignee or transferee must obtain the same ratable interest in Tranche A Loans, Tranche A Commitments, Tranche B Loans and Tranche B Commitments and to the extent the selling Lender is also a Holder, each such participant, assignee or transferee must also obtain the same percentage interest (regarding the percentage interest sold by the selling Lender in and to the Tranche A Loans, Tranche A Commitments, Tranche B Loans and Tranche B Commitments) of the applicable Holders ratable interest in and to the Trust Estate); provided, further, except after the occurrence and during the continuation of any Event of Default, no participant, assignee or transferee shall be a Person in a Permitted Line of Business; provided, further, that each Lender that assigns or transfers all or a portion of its interest hereunder and under the other Operative Agreements shall deliver to the Agent a copy of each Assignment and Acceptance (as referenced in Section 9.8 of the Credit Agreement) for purposes of maintaining the Register. The Holders may, directly or indirectly, assign, convey or otherwise transfer any of their right, title or interest in and to the Trust Estate and the Trust Agreement with the prior written consent of the Agent and the Lessee (which consent shall not be unreasonably withheld or delayed) and in accordance with the terms of Section 11.8(b) of the Trust Agreement; provided, to the extent the selling Holder is also a Lender, each such assignee, receiver of a conveyance or other transferee must also obtain the same percentage interest (regarding the percentage interest sold by the selling Holder in and to the Trust Estate and the Trust Agreement) of the applicable Lenders ratable interest in and to the Tranche A Loans, Tranche A Commitments, Tranche B Loans and Tranche B Commitments; provided, further, except after the occurrence and during the continuation of any Event of Default, no assignee, receiver of a conveyance or other transferee shall be a Person in a Permitted Line of Business.

           (c) Exhibit A to this Amendment is hereby added as Schedule 1 to the Participation Agreement.

           (d) Appendix A to the Participation Agreement shall be amended in the following respects:

                (i) The definition of Applicable Percentage is amended by deleting the pricing grid and replacing it with the following:


    i. PRICING GRID FOR LOANS, HOLDER ADVANCES AND UNUSED FEES FROM THE INITIAL CLOSING DATE TO AND INCLUDING MARCH 30, 1999 BUT IN ALL CASES EXCLUDING LOANS, HOLDER ADVANCES AND UNUSED FEES IN CONNECTION WITH THE FLATLEY PROPERTY


                                                 Applicable
                          Applicable             Percentage  Applicable  Applicable  Applicable
                          Percentage Applicable      for     Percentage  Percentage  Percentage
Pricing   Ratio of           for     Percentage   Eurodollar   for ABR      for         for
Level     Adjusted        Eurodollar  for ABR       Holder      Holder     Lender      Holder
          Total             Loans      Loans       Advances    Advances  Unused Fee  Unused Fee
       Debt/Adjusted
         EBITDAR

Tier I   Less than or         0.950%     0.075%     1.450%     0.575%     0.200%     0.200%
         equal to 3.50 to
         1.00

Tier II  Less than or         1.200%     0.075%     1.700%     0.575%     0.250%     0.250%
         equal  to 4.00 to
         1.00 but  greater
         than 3.50 to 1.00

Tier III Less than or         1.450%     0.075%     1.950%     0.575%     0.250%     0.250%
         equal  to 4.50 to
         1.00 but greater
         than 4.00 to 1.00

Tier IV  Greater than 4.50    1.700%     0.200%     2.200%     0.700%     0.375%     0.375%
         to 1.00


            ii. PRICING GRID FOR LOANS, HOLDER ADVANCES AND UNUSED FEES IN CONNECTION WITH FLATLEY PROPERTY TO AND INCLUDING MARCH 30, 1999


                                 Applicable
        Applicable               Percentage  Applicable  Applicable  Applicable
        Percentage   Applicable     for      Percentage  Percentage  Percentage
           for       Percentage  Eurodollar  for ABR        for          for
        Eurodollar    for ABR      Holder     Holder       Lender       Holder
          Loans        Loans      Advances    Advances    Unused Fee   Unused Fee


           2.750%      1.250%      3.250%      1.750%      0.50%       0.50%



      iii. PRICING GRID FOR LOANS, HOLDER ADVANCES AND UNUSED FEES FROM MARCH 31, 1999 AND IN ALL CASES INCLUDING LOANS, HOLDER ADVANCES AND UNUSED FEES IN CONNECTION WITH THE FLATLEY PROPERTY


                                                 Applicable
          Ratio of        Applicable             Percentage  Applicable  Applicable  Applicable
          Adjusted        Percentage Applicable     for      Percentage  Percentage  Percentage
          Total              for     Percentage  Eurodollar   for ABR       for         for
Pricing Debt/Adjusted     Eurodollar   for ABR     Holder      Holder      Lender      Holder
Level     EBITDAR           Loans       Loans     Advances    Advances   Unused Fee  Unused Fee

Tier I   Less than or        2.25%      1.25%       2.75%       1.75%      0.375%      0.375%
         equal to 3.50 to
         1.00

Tier II  Less than or        2.50%      1.50%       3.00%       2.00%      0.50%       0.50%
         equal to 4.00 to
         1.00 but greater
         than 3.50 to 1.00

Tier III Less than or        3.00%      2.00%       3.50%       2.50%      0.50%       0.50%
         equal  to 4.75 to
         1.00 but greater
         than 4.00 to 1.00

Tier IV  Greater than 4.75   3.00%      2.00%       3.50%       2.50%      0.50%       0.50%
         to 1.00


                (ii) The definition of Applicable Percentage is further amended by adding the following sentence at the end of such definition:

                Notwithstanding the foregoing and prior to March 31, 1999, the Applicable Percentage for Loans, Holder Advances and Unused Fees in connection with the Flatley Commitments shall be calculated pursuant to the pricing grid referenced above in subsection (ii) and shall not adjust based on the ratio of Adjusted Total Debt to Adjusted EBITDAR.

                (iii) The definition of Flatley Commitments and Flatley Property are added to Appendix A to the Participation Agreement after the definition of Fixtures as follows:

                Flatley Commitments shall mean, in each case committed amounts which are available for funding solely with respect to the Flatley Property, the sum of (a) $63,050,000.00 of Lender Commitments plus (b) $1,950,000.00 of Holder Commitments.

                Flatley Property shall mean the Property described in Schedule 1 to the Participation Agreement.

                (iv) The definition of Holder Commitments is amended by deleting the reference to $2,100,000.00 and replacing it with a reference to $4,050,000.00.

                (v) The definition of Lender Commitments is amended by deleting the reference to $67,900,000.00 and replacing it with a reference to $130,950,000.00.

                (vi) The definition of Maximum Residual Guarantee Amount is deleted in its entirety and replaced by the following:

                Maximum Residual Guarantee Amount shall mean an amount equal to the product of (a) with regard to all Properties other than the Flatley Property, the aggregate Property Cost for all such Properties (excluding the aggregate Property Cost for the Flatley Property) times eighty-eight percent (88%) and (b) with regard to the Flatley Property, the aggregate Property Cost for the Flatley Property times eighty-six percent (86%).

      2. Credit Agreement. Schedule 1.1 to the Credit Agreement is deleted in its entirety and replaced by the following:

                            Schedule 1.1


                  [A. LENDER COMMITMENTS EXCLUDING
            THE FLATLEY COMMITMENT AVAILABLE FOR LOANS]


                                 Tranche A            Tranche B
                                 Commitment           Commitment

Name and Address of Lenders     Amount Percentage   Amount Percentage

First Union National Bank
301 South College Street
Charlotte,  North Carolina
28288
Attn.:  Matt MacIver
Telephone: (704) 374-4187
Facsimile: (704) 383-9144

NationsBank, N.A.
Atlanta Plaza Building
600 Peachtree Street, NE,
19th Floor
Atlanta, Georgia 30308
Attn.:  J. Walter Bland
Telephone: (404) 607-5861
Facsimile: (404) 607-6338

AmSouth Bank
SONAT - 7th Floor
1900 Fifth Avenue, North
Birmingham, Alabama 35203
Attn.:  Ken DiFatta
Telephone: (205) 801-0103
Facsimile: (205) 326-4790

Credit Lyonnais New York
Branch
1301 Avenue of the Americas
New York, New York
10019-6022
Attn.:  Henry Reukauf
Telephone: (212) 261-7791
Facsimile: (212) 261-3440

RaboBank Nederland New
York Branch
245 Park Avenue, 37th Floor
New York, New York 10167
Attn.:  Corporate Services
Telephone: (212) 916-7800
Facsimile: (212) 888-0233

Comerica Bank
500 Woodward Avenue, 9th
Floor
Detroit, Michigan 48226
Attn.:   Manager, Health
Education Group
Telephone: (313) 222-7542
Facsimile: (313) 222-3420

National City Bank of
Kentucky
101 South 5th Street, 8th
Floor
Louisville, Kentucky 40202
Attn.:  Roderic Brown
Telephone: (502) 581-4369
Facsimile: (502) 581-4424

Wachovia, N.A.
191 Peachtree Street, 30th
Floor
Atlanta, Georgia 30303
Attn.: Gary Gaskill
Telephone: (404) 332-6519
Facsimile: (404) 332-6920)

Scotiabanc, Inc.
600 Peachtree Street,
Suite 2700
Atlanta, Georgia 30308
Attn.: Carolyn Calloway
Telephone: (404) 877-1507
Facsimile: (404) 888-0998

TOTAL                      *$61,600,000  100.000000%    *6,300,000  100.000000%

--------------
* As such amounts and percentages may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements.


                 B. LENDER COMMITMENTS CONSTITUTING
             THE FLATLEY COMMITMENT AVAILABLE FOR LOANS


                                      Tranche A              Tranche B
                                      Commitment            Commitment


Name and Address of Lenders     Amount      Percentage  Amount      Percentage

First Union National Bank
301 South College Street
Charlotte,  North  Carolina
28288
Attn.:  Matt MacIver
Telephone: (704) 374-4187
Facsimile: (704) 383-9144

NationsBank, N.A.
Atlanta Plaza Building
600 Peachtree Street, NE,
19th Floor
Atlanta, Georgia 30308
Attn.:  J. Walter Bland
Telephone: (404) 607-5861
Facsimile: (404) 607-6338

TOTAL                          $55,900,000  100.000000  $7,150,000  100.000000%


  [The aggregate Lender Commitment (including without limitation the Flatley Commitment available for Loans) equals $130,950,000.]

      3. Trust Agreement. Schedule 1 to the Trust Agreement is deleted in its entirety and replaced by the following:

                              SCHEDULE I

                          HOLDER COMMITMENTS


        A. HOLDER COMMITMENTS EXCLUDING THE FLATLEY COMMITMENT
                    AVAILABLE FOR HOLDER ADVANCES


                                            Holder Commitment

       Name of Holder                       Amount   Percentage

       FIRST UNION NATIONAL BANK
       301 South College Street
       Charlotte, North Carolina 28288
       Attn.: Matt MacIver
       Telephone: (704) 374-4187
       Facsimile: (704) 383-9144

       NATIONSBANK, N.A.
       Atlanta Plaza Building
       600 Peachtree Street, NE, 17th
       Floor
       Atlanta, Georgia 30308
       Attn.:  J. Walter Bland
       Telephone: (404) 607-5861
       Facsimile: (404) 607-6338

       AMSOUTH BANK
       SONAT - 7th Floor
       1900 Fifth Avenue, North
       Birmingham, Alabama 35203
       Attn.:  Ken DiFatta
       Telephone: (205) 801-0103
       Facsimile: (205) 326-4790

       WACHOVIA BANK, N.A.
       191 Peachtree Street, 30th Floor
       Atlanta, Georgia 30303
       Attn.:  Gary Gaskill
       Telephone: (404) 332-6519
       Facsimile: (404) 332-6920

       SCOTIABANC INC.
       600 Peachtree Street, Suite 2700
       Atlanta, Georgia 30308
       Attn.:  Carolyn Calloway
       Telephone: (404) 877-1507
       Facsimile: (404) 888-0998

       TOTAL                              *$2,1000,00    *100.000000%



----------------
*As such amounts and percentages may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements.

                [B. HOLDER COMMITMENTS CONSTITUTING
       THE FLATLEY COMMITMENT AVAILABLE FOR HOLDER ADVANCES]

                                           Holder Commitment

       Name of Holder                     Amount    Percentage

       First Union National Bank
       301 South College Street
       Charlotte, North Carolina 28288
       Attn.:  Matt MacIver
       Telephone: (704) 374-4187
       Facsimile: (704) 383-9144

       NationsBank, N.A.
       Atlanta Plaza Building
       600 Peachtree Street, NE,
       19th Floor
       Atlanta, Georgia 30308
       Attn.:  J. Walter Bland
       Telephone: (404) 607-5861
       Facsimile: (404) 607-6338

       TOTAL                             $1,950,000 100.000000%


  [The aggregate Holder Commitment (including without limitation the Flatley
   Commitment available for Holder Advances) equals $4,050,000.]

      4.   Security Agreement.   The first paragraph of the Preliminary
Statement in the Security Agreement is amended in the following respects:

           (a) The reference to $67,900,000 is amended by deleting the reference to $67,900,000 and replacing it with a reference to $130,950,000.

           (b) The reference to $2,100,000 is amended by deleting the reference to $2,100,000 and replacing it with a reference to $4,050,000.


      5.   Conditions Precedent.   This Amendment shall be effective upon
satisfaction of the following conditions:

           (a) execution of this Amendment by the Credit Parties, the Agent and the Majority Secured Parties;

           (b) receipt by the Agent of legal opinions of counsel to the Credit Parties relating to this Amendment and resolutions from the board of directors of each of the Credit Parties authorizing the provisions of this Amendment, in each case in form and substance reasonably satisfactory to the Agent; and

           (c) receipt by the Agent of a commitment fee of one-eighth of one percent (0.125%) on the Flatley Commitments payable pro rata to the Lenders and Holders providing the Flatley Commitments.

      6. Costs and Expenses. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

      7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      8. Continued Effectiveness of Operative Agreements. Except as modified hereby, all of the terms and conditions of the Operative Agreements shall remain in full force and effect.

      9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

  [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.


CONSTRUCTION AGENT
AND LESSEE: CENTENNIAL HEALTHCARE CORPORATION, as the Construction Agent and as the Lessee


            By:/s/ Alan C. Dahl
            Name: Alan C. Dahl
            Title:EVP




GUARANTORS: CENTENNIAL/ASHTON PROPERTIES CORPORATION, a Georgia corporation

            By: /s/Alan C. Dahl
            Name:Alan C. Dahl
            Title: EVP


            CENTENNIAL HEALTHCARE PROPERTIES CORPORATION, a Georgia corporation

            By: /s/ Alan C. Dahl
            Name:Alan C. Dahl
            Title: EVPy:


            CENTENNIAL HEALTHCARE MANAGEMENT CORPORATION, a Georgia corporation

            By: /s/ Alan C. Dahl
            Name:Alan C. Dahl
            Title: EVP


            CENTENNIAL ACQUISITION CORPORATION,a Georgia corporation

            By: /s/ Alan C. Dahl
            Name:Alan C. Dahl
            Title: EVP

            CENTENNIAL PROFESSIONAL THERAPY SERVICES CORPORATION, a Georgia corporation

            By: /s/ Alan C. Dahl
            Name:Alan C. Dahl
            Title: EVP

            CENTENNIAL HEALTHCARE INVESTMENT CORPORATION, a Georgia corporation

            By: /s/ Alan C. Dahl
            Name:Alan C. Dahl
            Title: EVP


            CENTENNIAL HEALTHCARE HOSPITAL CORPORATION, a Georgia corporation

            By: /s/ Alan C. Dahl
            Name:Alan C. Dahl
            Title: EVP


            TRANSITIONAL HEALTH SERVICES, INC., a Delaware corporation

            By: /s/ Alan C. Dahl
            Name: Alan C. Dahl
            Title: EVP

            TRANSITIONAL FINANCIAL SERVICES, INC., a Delaware corporation

                By: /s/ Alan C. Dahl
            Name: Alan C. Dahl
            Title: EVP


            PARAGON REHABILITATION, INC., a Delaware corporation

            By: /s/ Alan C. Dahl
            Name: Alan C. Dahl
            Title: EVP

            THS PARTNERS I, INC., a Delaware corporation


            By: /s/ Alan C. Dahl
            Name: Alan C. Dahl
            Title: EVP

          THS PARTNERS II, INC., a Delaware corporation


          By: /s/ Alan C. Dahl
          Name: Alan C. Dahl
          Title: EVP

            TRANSITIONAL HEALTH PARTNERS d/b/a TRANSITIONAL HEALTH SERVICES, a Delaware general partnership

            By: THS PARTNERS I, INC., its general partner

            By: /s/ Alan C. Dahl
            Name: Alan C. Dahl
            Title: EVP

            By: THS PARTNERS II, INC., its general partner

            By: /s/ Alan C. Dahl
            Name: Alan C. Dahl
            Title: EVP


            PARKVIEW PARTNERSHIP, a Delaware general partnership

            By: THS PARTNERS I, INC., its general partner

            By: /s/ Alan C. Dahl
            Name: Alan C. Dahl
            Title: EVP

            By: THS PARTNERS II, INC., its general partner

            By: /s/ Alan C. Dahl
            Name: Alan C. Dahl
            Title: EVP

            TOTAL CARE CONSOLIDATED, INC., a North Carolina corporation

            By: /s/ Alan C. Dahl
            Name: Alan C. Dahl
            Title: EVP

            TOTAL CARE, INC., a North Carolina corporation

            By: /s/ Alan C. Dahl
            Name: Alan C. Dahl
            Title: EVP

            TOTAL HEALTH CARE SERVICES, INC., a North Carolina corporation

            By: /s/ Alan C. Dahl
            Name: Alan C. Dahl
            Title: EVP

                    [Signature Pages Continue]

             TOTAL CARE OF THE CAROLINAS, INC., a North Carolina corporation

             By: /s/ Alan C. Dahl
             Name: Alan C. Dahl
             Title: EVP

             HCC HOME HEALTH OF LOUISIANA, INC., a Louisiana corporation

             By: /s/ Alan C. Dahl
             Name: Alan C. Dahl
             Title: EVP


                    [Signature Pages Continue]

OWNER TRUSTEE AND
LESSOR: FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the Centennial Real Estate Trust 1998-1


                               By:/s/ Val T. Orton
                               Name: Val T. Orton
                               Title: V.P.


                    [Signature Pages Continue]

SYNDICATION AGENT:     FIRST UNION CAPITAL MARKETS, A
                       DIVISION OF WHEAT FIRST SECURITIES,
                       INC., as the Syndication Agent

                       By: /s/ Paul Hogan
                       Name: Paul Hogan
                       Title: Director


                    [Signature Pages Continue]

AGENT AND LENDERS:     NATIONSBANK, N.A., as an Agent and as a Lender
                       By: /s/ J. Walter Bland
                       Name: J. Walter Bland
                       Title: Vice President


                    [Signature Pages Continue]

                               AMSOUTH BANK, as a Lender

                               By:/s/ J. Ken Difata
                               Name: J. Ken Difata
                               Title: Assistant V.P.



                    [Signature Pages Continue]

                       CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

                       By:/s/ F. Tavangar
                       Name: Farboud Tavangar
                       Title: First V.P.


                    [Signature Pages Continue]

                       COOPERATIVE CENTRALE
                       RAIFFEISEN-BOERENLEENBANK, B.A.
                       RABOBANK NEDERLAND, NEW YORK BRANCH, as a Lender

                       By:/s/ M. Christina Debler
                       Name: M Christina Debler
                       Title: V.P.

                       By:/s/ W. Peter C Kodde
                       Name: W. Peter C. Kodde
                       Title: V.P.



                    [Signature Pages Continue]

                               COMERICA BANK, as a Lender


                               By:/s/ Craig F. Durno
                               Name: Craig F. Durno
                               Title: Assistant V.P.


                    [Signature Pages Continue]

                          SCOTIABANC INC., as a Lender


                          By: /s/ Carolyn A. Calloway
                          Name: Carolyn A. Calloway
                          Title: Relationship Manager


                    [Signature Pages Continue]

                    HOLDERS: FIRST UNION NATIONAL BANK, as a Holder

                    By:/s/ J. Matt MacIver, Jr.
                    Name: J. Matt MacIver, Jr.
                    Title: V.P.


                    [Signature Pages Continue]

                         NATIONSBANK, N.A., as a Holder

                          By:/s/ J. Walter Bland
                          Name: J. Walter Bland
                          Title: V.P.


                    [Signature Pages Continue]

                               AMSOUTH BANK, as a Holder


                               By:/s/ J. Ken Diafata
                               Name: J. Ken Diafata
                               Title: Assistant V.P


                    [Signature Pages Continue]

                          SCOTIABANC INC., as a Holder


                               By: /s/ Carolyn Calloway
                               Name: Carolyn Calloway
                               Title: Relationship Manager


           [Remainder of Page Intentionally Left Blank]

                            EXHIBIT A

                            Schedule 1

                 (Description of Flatley Property)

                             OMITTED